Amendment #4
to
License Agreement 2003-03-0433

This amendment #4 ("Amendment #4") is made by and between Ocusense, Inc., a Delaware corporation, having an address at 12707 High Bluff Drive, Second Floor, San Diego, Ca 92130 ("LICENSEE") and The Regents of The University of California, a California corporation having its statewide administrative offices at 1111 Franklin Street, Oakland, California 94607-5200 ("UNIVERSITY"), represented by its San Diego campus having an address at University of California, San Diego, Technology Transfer & Intellectual Property Services, Mail-code 0910, 9500 Gilman Drive, La Jolla, California 92093-0910 ("UCSD").

This Amendment #4 is effective on the date of the last signature ("Effective Date").

RECITALS

WHEREAS, LICENSEE and UNIVERSITY previously entered into License Agreement #2003-03-0433 ("License") as of March 12, 2003 for the commercial development of UCSD invention disclosure SD2002-180 titled, "Volume Independent Tear Film Osmometer" ("Invention"), have previously entered into Amendment No.1 to the License Agreement effective June 9, 2003, have previously entered into Amendment No.2 to the License Agreement effective September 5, 2005, and have previously entered into Amendment No.3 to the License Agreement effective July 7, 2006;

WHEREAS, in the Recitals section of Amendment No.3, LICENSEE committed to securing three million dollars (US$3,000,000.00) in A round venture financing no later than October 1, 2006;

WHEREAS, diligent progress is currently being made towards the raise of venture financing, however efforts were not concluded as of October 1, 2006;

WHEREAS, in recognition of LICENSEE's continued progress in securing reasonable venture financing, the due date for said financing is mutually agreed upon to be extended to February 1, 2007 with a minimum raise of outside capital equal to two million dollars (US$2,000,000.00);

WHEREAS, UNIVERSITY is desirous that LICENSEE achieve the broadest possible commercial success with Invention and therefore UNIVERSITY is amenable to clarifying the terms of LICENSEE's agreement via the following amendments to License.

Therefore, it is hereby agreed that:

1. Change Paragraph 1.5 "Patent Rights"
From:
"Patent Rights" means any of the following: the US provisional patent application (Serial No. 60/401,432 titled "Volume Independent Tear Film Osmometer") disclosing and claiming the Invention, filed by Inventor on or about August 6, 2002 and assigned to UNIVERSITY; and any conversions or utility patent applications claiming priority to the provisional patent application, including U.S. patent application Serial No. 10/400,617 filed on or about March 25, 2003, and any continuing applications of such conversion or utility patent applications including reissues, extensions, substitutions, continuations, divisions, and continuation-in-part applications (only to the extent, however, that claims in the continuation-in-part applications are entirely supported in the specification and entitled to the priority date of the parent application); and any corresponding foreign applications or patents, including PCT Application No. PCT/US03/09553PCT filed on or about March 25, 2003; and all patents filed by UNIVERSITY having claims which are supported by specifications of such provisional and utility applications."

To:
"Patent Rights" means any of the following: the US provisional patent application (Serial No. 60/401,432 titled "Volume Independent Tear Film Osmometer") disclosing and claiming the Invention, filed by Inventor on or about August 6, 2002 and assigned to UNIVERSITY; and any conversions or utility patent applications claiming priority to the provisional patent application, including U.S. patent application Serial No. 10/400,617 filed on or about March 25, 2003, and any continuing applications of such conversion or utility patent applications including reissues, extensions, substitutions, continuations, divisions, and continuation-in-part applications (only to the extent, however, that claims in the continuation-in-part applications are supported in the specification); and any corresponding foreign applications or patents, including PCT Application No. PCT/US03/09553PCT filed on or about March 25, 2003; and all patents filed by UNIVERSITY having claims which are supported by specifications of such provisional and utility applications."

2. To correct for a numbering error introduced as a result of Amendment No.2, change all references to "2.2(d)(1)" in Paragraph 2.2(c) to "2.2(c)(1)".

IN WITNESS WHEREOF, both UNIVERSITY and LICENSEE have executed this Agreement, in duplicate originals, by their respective and duly authorized officers on the day and year written.

OCUSENSE INC.                                                                                                                                                                            THE REGENTS OF THE
                                                                                                                                                                                                            UNIVERSITY OF CALIFORNIA:

BY: /s/ Eric Donsky                                                                                                                                                                         BY: /s/ Alan S. Paau
      __________________                                                                                                                                                                  ____________________
      (Signature)                                                                                                                                                                                         (Signature)

Name: Eric Donsky                                                                                                                                                                          Name: Alan S. Paau
Title: CEO                                                                                                                                                                                          Title: Assistant Vice Chancellor
                                                                                                                                                                                                            Technology Transfer & Intellectual
                                                                                                                                                                                                            Property Services

Date 10/9/06                                                                                                                                                                                      Date 10/4/2006